Write Down of Vessels	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Write Down of Vessels
18.	Write Down of Vessels

The Partnership’s consolidated statement of income for the year ended December 31, 2012 includes a $29.4 million write-down on three of the Partnership’s conventional Suezmax tankers, the Tenerife Spirit, Algeciras Spirit and Huelva Spirit. The carrying values of these three vessels were written down in 2012 due to the expected termination of their time-charter-in contracts and their associated capital lease obligations. The estimated fair value was based on a discounted cash flow approach and such estimates of cash flow were based on the existing time-charter contracts, lease obligations and operating costs as at December 31, 2012.